FORUM FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Jennifer Brown-Strabley constitutes and appoints Jessica Chase, Karen Shaw, and Zachary Tackett, each of them as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A or Form N-14 and any or all amendments thereto of Forum Funds, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Jennifer Brown-Strabley
Jennifer Brown-Strabley

Dated: January 5, 2018

FORUM FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Mark D. Moyer constitutes and appoints Jessica Chase, Karen Shaw, and Zachary Tackett, each of them as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A or Form N-14 and any or all amendments thereto of Forum Funds, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Mark D. Moyer
Mark D. Moyer

Dated: January 5, 2018

FORUM FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that David Tucker constitutes and appoints Jessica Chase, Karen Shaw, and Zachary Tackett, each of them as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A or Form N-14 and any or all amendments thereto of Forum Funds, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ David Tucker
David Tucker

Dated: January 5, 2018